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                                                                   Exhibit 10.41

THIS LEASE, dated the 24th              day of July              1996
Between Simon Champagne

                                        hereinafter refered to as the Landlord,
       and
Geerling & Wade, INC., a Massachusetts Corporation
                                          hereinafter referred to as the Tenant,
WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in
the Town                                 of    Somers
County of Hartford             and State of Connecticut,
                               64 Field Road, Units 2C&2D
                         Consisting of total area of 3,000 square feet



     The term of this demise shall be for    five (5) years
beginning August 1,               1996   and ending July 31,               2,001
with an option to renew for another five years at a future agreed upon rent.

     The rent for the demised term shall be Nine Hundred Seventy Five and 00/100 Dollars per month per unit ($975.00) which shall accrue at the yearly rate of Eleven Thousand and seven hundred 00/100 (11,700.00) Dollars per unit.


     The said rent is to be payable monthly in advance on the first day of each calendar month for the term hereof, in installments as follows: $975.00 per month per unit including all common area maintenance, taxes and insurance are the Landlord's responsibility.



at the office of Simon Champagne, 202 Mountain Road, Somers, CT 06071

or as may be otherwise directed by the Landlord in writing.

                          The above letting is upon the following conditions:

     First.--The Landlord covenants that the Tenant, on paying the said rental and performing the covenants and conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

     Second.--The Tenant covenants and agrees to use the demised premises as an Office and Warehouse for a retail wine business known as Geerling & Wade, 960 Turnpike St., Canton MA 02021 Phone # 617-821-4152


and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon.

     Third.--The Tenant shall, without any previous demand therefor, pay to the Landlord, or its agent, the said rent at the times and in the manner above provided. In the event of the non payment of said rent, or any installment thereof, at the times and in the manner above provided, and in the same shall remain in default for ten days after becoming due, or if the Tenant shall be dispossessed for non payment of rent, or if the leased premises shall be deserted or vacated, the Landlord or its agents shall have the right to and may enter the said premises as the agent of the Tenant, either by force or otherwise, without being liable for any prosecution or damages therefor, and may relet the premises as the agent of the Tenant to repossess the premises under this lease shall be forfeited. Such re-entry by the Landlord shall not operate to release the Tenant from any rent to be paid or covenants to be performed hereunder during the full term of this lease. For the purpose of reletting, the Landlord shall be authorized to make such repairs or alterations in or to the leased premises as may be necessary to place the same in good order and condition. The Tenant shall be liable to the Landlord for the cost of such repairs or alterations, and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The Tenant shall be entitled to any surplus accruing as a result of the reletting.

     Fourth.--The Tenant shall not sub-let the demises premises nor any portion thereof, nor shall this lease be assigned by the Tenant without the prior consent of the Landlord endorsed hereon. Such landlord's approval shall not be unreasonable withheld.

        Fifth.--The Tenant has examined the demised premises, and accepts them in their present condition (except as otherwise expressly provided herein) and without any representations on the part of the Landlord or its agents as to the present or future condition of the said premises. The Tenant shall keep the demised premises in good condition, and shall redecorate, paint and renovate the said premises as may be necessary to keep them in repair and good appearance. The Tenant shall quit and surrender the premises at the end of the demised term in as good condition as the reasonable use thereof will permit. The Tenant shall not make any alterations, additions, or improvements to said premises without the prior written consent of the Landlord. All erections, alterations, additions and improvements, whether temporary or permanent in character, which may be made upon the premises either by the Landlord or the Tenant, except furniture or movable trade fixtures installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as part thereof at the termination of this Lease, without compensation to the Tenant. The Tenant further agrees to keep said premises and all parts thereof in a clean and sanitary condition and free from trash, inflammable material and other objectionable matter.

        Sixth.--In the event that any mechanic's lien if filed against the premises as a result of alterations, additions or improvements made by the Tenant, the Landlord, as its option after thirty day's notice to the Tenant, may terminate this lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent be deposited with the Landlord or its agent.

        Seventh.--The Tenant agrees to replace at the Tenant's expense any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord. Said policy shall be of the full premium type, and shall be deposited with the Landlord or its agent.

        Eight.--The Landlord shall not be responsible for the loss of or damage to property, or injury to persons, occurring in or about the demised premises, by reason of any existing or future condition, defect, matter or thing in said demised premises or to the property of which the premises are part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises, except for landlords negligence or willful misconduct.

        Ninth.--Utilities and services furnished to the demised premises for the benefit of the Tenant shall be provided and paid for as follows;
water by the Landlord           ; gas by the Tenant           ;
electricity by the Tenant       ; heat by the Tenant          ;
refrigeration by the Tenant     ; hot water by the Tenant.

The Landlord shall not be liable for any interruption or delay in any of the above services for any reason.

        Tenth.--The Landlord, or its agents, shall have the right to enter the demised premises at reasonable hours in the day or night to examine the same, or to run telephone or other wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.

        Eleventh.--In the event of the destruction of the demised premises or the building containing the said premises by fire, explosion, the elements or otherwise during the term hereby created, or previous thereto, or such partial destruction thereof as to render the premises wholly untenantable or unfit for occupancy, or should the demised premises be so badly injured that the same cannot be repaid within [SIC] ninety days from the happening of such injury, then and in such case the term hereby created shall cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may reenter and re-possess the premises thus discharged from this lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within ninety days from the happening of said injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed. But if the premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises.

        Twelfth.--The Tenant agrees to observe and comply with all laws, ordinances, rules and regulations of the Federal, State, County and Municipal authorities applicable to the business to be conducted by the Tenant in the demised premises. The Tenant agrees not to do or permit anything to be done in said premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on the property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any thereof. In the event of any increase in insurance premiums reasonably proving to result from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

     Thirteenth.--No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord.

     Fourteenth.--This lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property of which said premises are a part. The Tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance.

     Fifteenth.--Intentionally left blank.

     Sixteenth.--The rules and regulations regarding the demised premises, affixed to this lease, if any, as well as any other and further reasonable rules and regulations which shall be made by the Landlord, shall be observed by Tenant and by the Tenant's employees, agents and customers. The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this lease, Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

     Seventeenth.--In case of violation by the Tenant of any of the covenants, agreements and conditions of this lease, or of the rules and regulations not or hereafter to be reasonably established by the Landlord, and upon failure to discontinue such violation within ten days after notice thereof given to the Tenant, this lease shall thenceforth, at the option of the Landlord, become null and void, and the Landlord may re-enter without further notice or demand. The rent in such case shall become due, be apportioned and paid on the up to the day of such re-entry, and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid, No waiver be the Landlord of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.

     Eighteenth.--All notices and demands, legal or otherwise, incidental to this lease, or the occupation of the demised premises, shall be in writing, If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised premises, or to leave a copy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door to said premises. Notices from the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing at 960 Turnpike St., Canton Ma. 02021, attention to Mr. Peter McAree.

     Nineteenth.--It is further agreed that if at any time during the term of this lease the Tenant shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for the Tenant then the Landlord may, at its option, terminate this lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

     Twentieth.--In the event that the Tenant shall remain in the demised premises after the expiration of the term of this lease without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease, The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease,except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate provided herein as effective during the last month of the demised term.

     Twenty-first.--If the property or any part thereof wherein the demised premises are located shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this lease, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.
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        Twenty-second.--The Tenant has this day deposited with the Landlord the sum of $ 2850.00 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

        Twenty-third.--Any dispute arising under this lease shall be settled by arbitration. Then Landlord and Tenant shall each choose an arbitrator, and the two arbitrators thus chosen shall select a third arbitrator. The finding and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.

        Twenty-fourth.--No rights are to be conferred upon the Tenant until this lease has been signed by the Landlord, and a executed copy of the lease has been delivered to the Tenant.

        Twenty-fifth.--The foregoing rights and remedies are not intended to be exclusive but as additional to all rights and remedies the Landlord would otherwise have by law.

        Twenty-sixth.--All of the terms, covenants and conditions of this lease shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto. However, in the event of the death of the Tenant, if an individual, the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised premises.

        Twenty-seventh.--This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decoration or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war.

        Twenty-eighth.--This instrument may not be changed orally.

        Twenty-nine.--At the expiration of this lease the parties reserve the right to negotiate options upon terms agreeable to both parties.

        Thirty.--Landlord owner of 64 Field Road Units 2C, 2D agrees that all demolition and alteration costs will be performed in accordance with Tenant specifications, such cost to be borne by the Landlord. Specifically, upon approval being received from the State of Connecticut Division of Liquor Control, landlord will eliminate dividing wall between units 2C and 2D and will demolish existing office location now located in unit 2D.
PER BUILDING PERMIT #10605

        Thirty-one.--Tenant agrees to send a letter to Landlord of intentions concerning renewal of lease six months prior to end of existing lease including detailed information of changes and Tenant must sign a new lease 30 days prior to July 31, 2001.


IN WITNESS WHEREOF, the said Parties have hereunto set their hands and seals the day and year first above written.


Witness:                                [SIGNATURE APPEARS HERE] 8/5/96
(SEAL)                                  -------------------------------------

                                                 Landlord


[SIGNATURE APPEARS HERE]
----------------------------------      By Geerling & Wade, Inc.-------------
(SEAL)

                                        [SIGNATURE APPEARS HERE] 8/1/96
----------------------------------      -------------------------------------
(SEAL)                                  Vice President and Chief
                                        Financial Officer

                                                  Tenant